UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 9, 2011
HOVNANIAN ENTERPRISES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-8551	22-1851059
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
110 West Front Street
P.O. Box 500
Red Bank, New Jersey 07701
(Address of Principal Executive Offices) (Zip Code)
(732) 747-7800
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since
Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.
Common Stock Offering
On February 9, 2011, Hovnanian Enterprises, Inc. (“Hovnanian”), completed an underwritten public offering of 13,512,500 shares (the “Shares”) of its Class A Common Stock, par value $0.01 per share (the “Common Stock”), including 1,762,500 Shares issued pursuant to the over-allotment option granted to the underwriters, at a price of $4.30 per share, pursuant to an underwriting agreement (the “Common Stock Underwriting Agreement”) among Hovnanian and J.P. Morgan Securities LLC, Credit Suisse Securities (USA) LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Citigroup Global Markets Inc., and the several other underwriters named therein. The Common Stock Underwriting Agreement has previously been filed as Exhibit 1.3 to Hovnanian’s Current Report on Form 8-K dated February 9, 2011.
Senior Notes Offering
On February 14, 2011, K. Hovnanian Enterprises, Inc. (“K. Hovnanian”), a wholly owned subsidiary of Hovnanian, completed an underwritten public offering of $155,000,000 aggregate principal amount of 11 7/8% Senior Notes due 2015 (the “Senior Notes”), pursuant to an underwriting agreement (the “Senior Notes Underwriting Agreement”) among K. Hovnanian, Hovnanian, the Subsidiary Guarantors (as defined below), and Credit Suisse Securities (USA) LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc. and J.P. Morgan Securities LLC. The Senior Notes Underwriting Agreement has previously been filed as Exhibit 1.2 to Hovnanian’s Current Report on Form 8-K dated February 9, 2011.
In connection with the issuance of the Senior Notes, K. Hovnanian and Hovnanian, as guarantor, entered into an Indenture dated as of February 14, 2011 with Wilmington Trust Company, as trustee (the “Senior Notes Base Indenture”), and a First Supplemental Indenture, with the Subsidiary Guarantors and the Trustee (the “Senior Notes Supplemental Indenture” and, together with the Senior Notes Base Indenture, the “Senior Notes Indenture”). The form of the Senior Notes Base Indenture was filed as Exhibit 4.14 to Hovnanian’s, K. Hovnanian’s and the Subsidiary Guarantors’ Registration Statement on Form S-3 (File No. 333-171349) (the “Registration Statement”). As of the date of the Senior Notes Supplemental Indenture, Hovnanian and each of Hovnanian’s subsidiaries, except for its home mortgage subsidiaries, joint ventures and subsidiaries holding interests in joint ventures and certain of its title insurance subsidiaries, is a guarantor of the Senior Notes (collectively, the “Subsidiary Guarantors”).
The Senior Notes bear interest at 11 7/8% per annum and mature on October 15, 2015. Interest is payable semi-annually on April 15 and October 15 of each year, beginning on April 15, 2011, to holders of record at the close of business on April 1 or October 1, as the case may be, immediately preceding each such interest payment date.
The Senior Notes Indenture contains restrictive covenants that limit among other things, the ability of Hovnanian and certain of its subsidiaries, including K. Hovnanian, to incur additional indebtedness, pay dividends and make distributions on common and preferred stock, repurchase common and preferred stock, make other restricted payments, including investments, sell certain assets, incur liens, consolidate, merge, sell or otherwise dispose of all or substantially all of its assets and enter into certain transactions with affiliates. The Senior Notes Indenture also contains customary events of default which would permit the holders of the Senior Notes to declare those Senior Notes to be immediately due and payable if not cured within applicable grace periods, including the failure to make timely payments on the Senior Notes or other material indebtedness, the failure to satisfy covenants and specified events of bankruptcy and insolvency.

Tangible Equity Units Offering
Also on February 9, 2011, Hovnanian and K. Hovnanian completed an underwritten public offering of an aggregate of 3,000,000 7.25% Tangible Equity Units (the “Units”), and on February 14, 2011, Hovnanian and K. Hovnanian issued an additional 450,000 Units pursuant to the over-allotment option granted to the underwriters as provided in the underwriting agreement (the “Units Underwriting Agreement”), among Hovnanian, K. Hovnanian and the Subsidiary Guarantors, and Credit Suisse Securities (USA) LLC, Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, and the several other underwriters named therein. The Units Underwriting Agreement has previously been filed as Exhibit 1.6 to Hovnanian’s Current Report on Form 8-K dated February 9, 2011.
Each Unit initially consists of (i) a prepaid stock purchase contract (each, a “Purchase Contract,” and collectively, the “Purchase Contracts”), which shall be settled against by Hovanian by delivery of a number of shares of Hovnanian’s Common Stock to be determined pursuant to the Purchase Contract Agreement (as defined below) and (ii) a senior subordinated amortizing note due February 15, 2014 (each, an “Amortizing Note,” and collectively, the “Amortizing Notes”) which has an initial principal amount of $4.526049 per Amortizing Note, bears interest at a rate of 12.072% per annum, and has a scheduled final installment payment date of February 15, 2014. Each Unit may be separated into its constituent Purchase Contract and Amortizing Note after the initial issuance date of the Units, and the separate components may be combined to create a Unit.
In connection with the issuance of the Units (and the Purchase Contracts that are a component thereof), Hovnanian and K. Hovnanian entered into a Purchase Contract Agreement, dated as of February 9, 2011, with Wilmington Trust Company, as purchase contract agent, as trustee under the Amortizing Notes Indenture (as defined below) and as attorney-in-fact for the holders of the Purchase Contracts from time to time.
Unless settled earlier, on February 15, 2014 (subject to postponement under certain circumstances), each Purchase Contract will automatically settle and Hovnanian will deliver a number of shares of Common Stock based on the applicable market value, which is the average of the closing prices of the Common Stock on each of the 20 consecutive trading days beginning on, and including, the 23rd scheduled trading day immediately preceding February 15, 2014, as follows:
•	if the applicable market value equals or exceeds the threshold appreciation price, which is approximately $5.25, holders will receive 4.7655 shares (subject to adjustment);

•	if the applicable market value is greater than $4.30 but less than the threshold appreciation price, holders will receive a number of shares having a value, based on the applicable market value, equal to $25; and

•	if the applicable market value is less than or equal to $4.30, holders will receive 5.8140 shares (subject to adjustment).
At any time prior to the third scheduled trading day immediately preceding February 15, 2014, the holder of a Purchase Contract may settle its purchase contract early, and Hovnanian will deliver 4.7655 shares of Common Stock. In addition, if a “fundamental change” (as defined in the Purchase Contract Agreement) occurs and the Purchase Contract holder elects to settle its Purchase Contract early in connection with such fundamental change, such holder will receive a number of shares of Common Stock based on the fundamental change early settlement rate, as described in the Purchase Contract Agreement. Hovnanian may elect to settle all, but not less than all, outstanding Purchase Contracts prior to February 15, 2014 at the “early mandatory settlement rate” (as defined in the Purchase Contract Agreement), upon a date fixed by Hovnanian upon not less than five business days’ notice. Except for cash in lieu of fractional shares, the Purchase Contract holders will not receive any cash distributions under the Purchase Contracts.
In order to preserve the tax treatment of Hovnanian’s net operating loss carryforwards under the Internal Revenue Code of 1986, as amended, beneficial owners of Units and any separate Purchase Contracts will be subject to both a beneficial ownership limitation (the “Section 382 Ownership Blocker”) and a settlement limitation (the “Section 382 settlement blocker”) each as described in the Purchase Contract Agreement. In addition, holders of Common Stock (including holders of Units or separate Purchase Contracts that become holders of Common Stock upon settlement of the Purchase Contracts), will be subject to both Hovnanian’s stockholder rights plan and the transfer restrictions of Hovnanian’s amended Certificate of Incorporation, each as further described in the Registration Statement, and the prospectus supplement relating to the offering of the Units dated February 3, 2011 to the prospectus contained therein dated January 28, 2011.
In connection with the issuance of the Amortizing Notes, which are a component of the Units, K. Hovnanian and Hovnanian, as guarantor, entered into Indenture, dated as of February 9, 2011 with Wilmington Trust Company, as trustee (the “Amortizing Notes Base Indenture”), and a First Supplemental Indenture, with the Subsidiary Guarantors (as defined above under Senior Notes Offering) and the Trustee (the “Amortizing Notes Supplemental Indenture” and, together, with the Amortizing Notes Base Indenture, the “Amortizing Notes Indenture”). The form of the Amortizing Notes Base Indenture was filed as Exhibit 4.15 to the Registration Statement. As of the date of the

Amortizing Notes Supplemental Indenture, the Amortizing Notes are guaranteed by Hovnanian and the Subsidiary Guarantors.
On each February 15, May 15, August 15 and November 15, commencing on May 15, 2011 (each, an “installment payment date”), K. Hovnanian will pay holders of Amortizing Notes equal quarterly cash installments of $0.453125 per Amortizing Note (except for the May 15, 2011 installment payment, which will be $0.483334 per Amortizing Note), which cash payment in the aggregate will be equivalent to 7.25% per year with respect to each $25 stated amount of Units. Each installment will constitute a payment of interest (at a rate of 12.072% per annum) and a partial repayment of principal on the Amortizing Note, allocated as set forth in the amortization schedule provided in the Amortizing Notes Supplemental Indenture. If Hovnanian elects to settle the Purchase Contracts early, holders of the Amortizing Notes will have the right to require K. Hovnanian to repurchase such holders’ Amortizing Notes, except in certain circumstances as described in the Amortizing Notes Indenture.
The Amortizing Notes Indenture contains customary events of default which would permit the holders of the Amortizing Notes to declare those Amortizing Notes to be immediately due and payable if not cured within applicable grace periods and subject to the subordination provisions described in the Amortizing Notes Indenture, including the failure to make timely payments on the Amortizing Notes or other material indebtedness, the failure to satisfy covenants and specified events of bankruptcy and insolvency.
The Amortizing Notes Indenture also contains restrictive covenants that limit among other things, the ability of Hovnanian and certain of its subsidiaries, including K. Hovnanian, to incur subordinated indebtedness unless such indebtedness is subordinate to or pari passu with the obligations of K. Hovnanian, Hovnanian and the Subsidiary Guarantors under the Amortizing Notes and the guarantees thereof, and to consolidate, merge, sell or otherwise dispose of all or substantially all of its assets.
Hovnanian has applied to list the Units on the New York Stock Exchange, subject to satisfaction of its minimum listing standards with respect to the Units. If the Units are approved for listing, Hovnanian expects trading on the New York Stock Exchange to begin within 30 calendar days after the date of original issuance of the Units. However, Hovnanian will not initially apply to list the separate purchase contracts or the separate amortizing notes on any securities exchange or automated inter-dealer quotation system.
General
The sale of the Shares, the Senior Notes and the Units was made pursuant to the Registration Statement and the prospectus supplements, dated February 3, 2011, to the prospectus contained therein dated January 28, 2011.
The proceeds from the issuances of the Shares, the Senior Notes and the Units were used to fund the purchase, on February 14, 2011, of certain of K. Hovnanian’s senior and senior subordinated notes in tender offers for any and all of such notes as follows: $24.6 million aggregate principal amount of 8% Senior Notes due 2012 (the “2012 Senior Notes”), $44.1 million aggregate principal amount of 8 7/8% Senior Subordinated Notes due 2012 (the “2012 Senior Subordinated Notes”) and $29.2 million aggregate principal amount of 7 3/4% Senior Subordinated Notes due 2013 (the “2013 Notes” and, together with the 2012 Senior Notes and the 2012 Senior Subordinated Notes, the “Tender Offer Notes”). The tender offers will remain open until 12:00 midnight, New York City time, on February 28, 2011. Also on February 14, 2011, K. Hovnanian called for redemption all Tender Offer Notes that are not tendered in the tender offers. Such redemptions will be funded with the proceeds from the offerings of the Shares, the Senior Notes and the Units.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth above under Item 1.01 with respect to the Senior Notes and the Units is hereby incorporated by reference into this Item 2.03.
Item 8.01 Other Events.
In connection with the offering of the Shares, the Senior Notes and the Units, as described in response to Item 1.01 of this Current Report on Form 8-K, the following exhibits are filed with this Current Report on Form 8-K and are incorporated by reference herein and into the Registration Statement: (i) Purchase Contract Agreement, (ii) Form of Unit, (iii) Form of Purchase Contract, (iv) Amortizing Notes Supplemental Indenture, (v) Form of Amortizing Note, (vi) Senior Notes Supplemental Indenture, (vii) Form of Senior Note, (viii) legal opinion of Simpson Thacher & Bartlett LLP, and related consent, (ix) legal opinion of Peter S. Reinhart, Senior Vice-President and General Counsel of Hovnanian and K. Hovnanian, and related consent and (x) information relating to Part II, Item 14 “Other Expenses of Issuance and Distribution” of the Registration Statement.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit 4.24	Purchase Contract Agreement, dated as of February 9, 2011, among Hovnanian, K. Hovnanian and Wilmington Trust Company, as Trustee under the Amortizing Notes Indenture, as Purchase Contract Agent and as attorney-in-fact for the holders of the Purchase Contracts from time to time.

Exhibit 4.25	Form of Unit (included in Exhibit 4.24 hereof).

Exhibit 4.26	Form of Purchase Contract (included in Exhibit 4.24 hereof).

Exhibit 4.27	Amortizing Notes Supplemental Indenture, dated as of February 9, 2011, among K. Hovnanian, Hovnanian and the other guarantors named therein and Wilmington Trust Company, as Trustee.

Exhibit 4.28	Form of Amortizing Note (included in Exhibit 4.27 hereof).

Exhibit 4.29	Senior Notes Supplemental Indenture, dated as of February 14, 2011, among K. Hovnanian, Hovnanian and the other guarantors named therein and Wilmington Trust Company, as Trustee.

Exhibit 4.30	Form of Senior Note (included in Exhibit 4.29 hereof).

Exhibit 5.3	Opinion of Simpson Thacher & Bartlett LLP.

Exhibit 5.4	Opinion of Peter S. Reinhart, Senior Vice-President and General Counsel of Hovnanian and K. Hovnanian.

Exhibit 23.5	Consent of Simpson Thacher & Bartlett LLP (included in Exhibit 5.3).

Exhibit 23.6	Consent of Peter S. Reinhart, Senior Vice-President and General Counsel of Hovnanian and K. Hovnanian (included in Exhibit 5.4).

Exhibit 99.1	Information relating to Part II, Item 14 “Other Expenses of Issuance and Distribution” of the Registration Statement (File No. 333-171349).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOVNANIAN ENTERPRISES, INC. (Registrant)
By:	/s/ Peter S. Reinhart
	Name:	Peter S. Reinhart
	Title:	Senior Vice President and General Counsel

Date: February 15, 2011

INDEX TO EXHIBITS

Exhibit Number	Exhibit
Exhibit 4.24	Purchase Contract Agreement, dated as of February 9, 2011, among Hovnanian, K. Hovnanian and Wilmington Trust Company, as Trustee under the Amortizing Notes Indenture, as Purchase Contract Agent and as attorney-in-fact for the holders of the Purchase Contracts from time to time.

Exhibit 4.25	Form of Unit (included in Exhibit 4.24 hereof).

Exhibit 4.26	Form of Purchase Contract (included in Exhibit 4.24 hereof).

Exhibit 4.27	Amortizing Notes Supplemental Indenture, dated as of February 9, 2011, among K. Hovnanian, Hovnanian and the other guarantors named therein and Wilmington Trust Company, as Trustee.

Exhibit 4.28	Form of Amortizing Note (included in Exhibit 4.27 hereof).

Exhibit 4.29	Senior Notes Supplemental Indenture, dated as of February 14, 2011, among K. Hovnanian, Hovnanian and the other guarantors named therein and Wilmington Trust Company, as Trustee.

Exhibit 4.30	Form of Senior Note (included in Exhibit 4.29 hereof).

Exhibit 5.3	Opinion of Simpson Thacher & Bartlett LLP.

Exhibit 5.4	Opinion of Peter S. Reinhart, Senior Vice-President and General Counsel of Hovnanian and K. Hovnanian.

Exhibit 23.5	Consent of Simpson Thacher & Bartlett LLP (included in Exhibit 5.3).

Exhibit 23.6	Consent of Peter S. Reinhart, Senior Vice-President and General Counsel of Hovnanian and K. Hovnanian (included in Exhibit 5.4).

Exhibit 99.1	Information relating to Part II, Item 14 “Other Expenses of Issuance and Distribution” of the Registration Statement (File No. 333-171349).